LOANS AND OTHER LIABILITIES	9 Months Ended
Dec. 31, 2023
Debt Disclosure [Abstract]
LOANS AND OTHER LIABILITIES

NOTE 10 – LOANS AND OTHER LIABILITIES

Short-term loans:

As of December 31, 2023, the Company has the following loans:

a)

Working capital loan and overdraft loan facility of USD 1.22 million with Hongkong and Shanghai Banking Corporation Limited (as renewed from time to time, the “HSBC Facility”). The current balance as of December 31, 2023, under the HSBC Facility is approximately USD 0.4 million (Debit). These loans are repayable on demand. The HSBC Facility carries interest rates set using the MCLR/3M T-Bill standards or any other external benchmark determined by the bank annually. Interest is calculated daily on the outstanding balances. The HSBC Facility is secured by SVM’s current assets.

b)	Loan from the related Party is taken from the Managing Director of the Company. These loans are unsecured and are repayable on demand.